UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) May 12, 2005
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                                ACTIVISION, INC.
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               (Exact Name of Registrant as Specified in Charter)

      Delaware                      0-12699                   95-4803544
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  (State or Other           (Commission File Number)        (IRS Employer
  Jurisdiction of                                         Identification No.)
  Incorporation)

        3100 Ocean Park Blvd., Santa Monica, CA                    90405
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        (Address of Principal Executive Offices)                 (Zip Code)

        Registrant's telephone number, including area code (310) 255-2000
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                                      N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

     Cash Bonus Awards. The Compensation Committee (the "Committee") of the Board of Directors of Activision, Inc. (the "Company") authorized the payment of cash bonus awards to executive officers of the Company in respect of the year ended March 31, 2005. The awards were determined based substantially on the Company's and each executive's performance as measured against performance goals established in 2004. On May 12, 2005, the following awards were finally approved for the following Named Executive Officers:

             Name                                            Cash Bonus

William J. Chardavoyne, Executive Vice
   President and Chief Financial Officer                      $197,648

Richard A. Steele, President, Activision
   Distribution and Executive Vice President,
   International Distribution                                 $317,196

On May 27, 2005, the following awards were approved by the Committee for the following Named Executive Officers:

             Name                                            Cash Bonus

Ronald Doornink, Chief Executive Officer,
  Activision Publishing, Inc. and
  President, Activision, Inc.                                 $557,000

Kathy Vrabeck, President, Activision
  Publishing, Inc.                                            $423,750

Michael J. Rowe, Executive Vice President,
  Human Resources                                             $211,680

Each of the Named Executive Officers of the Company is employed pursuant to the terms of an agreement, previously filed by the Company, that contemplates annual base salary adjustments.

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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 2, 2005              ACTIVISION, INC.


                                By: /s/ Ronald Doornink
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                                    Name:   Ronald Doornink
                                    Title:  President



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